SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Corporate Bond Fund
(the "Fund")

Supplement dated February 6, 2015
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2014, as amended on
November 14, 2014, December 24, 2014, January 15, 2015 and January 29, 2015

This Supplement is effective as of March 30, 2015 and provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus. This Supplement is intended to provide shareholders of the Long Duration Corporate Bond Fund with information about important upcoming changes in the Fund.

Effective as of March 30, 2015, the Prospectus is hereby amended and supplemented to reflect the following changes to the name, investment goal, and principal investment strategies of the Fund. A revised copy of the Fund's Prospectus and Statement of Additional Information, which will include the changes described herein, changes to related risk disclosure and other changes will be available to you on or about March 30, 2015.

Change in Fund Name

The Fund's name is hereby changed from "Long Duration Corporate Bond Fund" to "Long Duration Credit Fund." All references to the Long Duration Corporate Bond Fund throughout the Prospectus are hereby deleted and replaced with "Long Duration Credit Fund."

Change in Investment Goal of the Fund

The Fund's investment goal is hereby changed from "Return characteristics similar to those of high quality corporate bonds." to "Return characteristics similar to those of high quality bonds."

Change in Principal Investment Strategies of the Fund

The Fund's "Principal Investment Strategies" section is hereby deleted and replaced with the following:

Under normal circumstances, the Long Duration Credit Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade US dollar-denominated fixed income instruments. The Fund will primarily invest in (i) US and foreign corporate obligations; (ii) fixed income securities issued by sovereigns or agencies in both developed and emerging foreign markets; (iii) obligations of supranational entities; (iv) debt obligations issued by state, provincial, county, or city governments or other municipalities, as well as those of public utilities, universities and other quasi-governmental bodies; and (v) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

Although the Fund will primarily invest in the instruments described above, it may also invest in futures contracts, options on securities, currencies or indices and swaps, including interest rate swaps, single security swaps, swaps on an index of securities or credit default swaps. The Fund will primarily use such derivatives for hedging purposes to attempt to manage the Fund's exposure to changes in interest rate duration and related investment risks resulting from the interaction of interest rate changes over time and the current value of fixed income securities. The Fund will typically use options and swaps in an attempt to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market. Interest rate swaps, credit default swaps and total return swaps may be used to manage various portfolio exposures including, but not limited to, interest rate risk and credit risk. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The Fund may also, to a lesser extent, invest in shares of exchange-traded funds (ETFs) or mutual funds to obtain exposure to certain fixed income markets.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Although the Fund may invest in securities with any maturity or duration, the Fund under normal circumstances will seek to maintain an effective average duration of greater than ten years.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), allocating its assets among one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) using different investment strategies designed to provide current income consistent with the preservation of capital.

There are no other changes to the name, investment goal or principal investment strategies. These changes will not go into effect until approximately March 30, 2015. A revised copy of the Fund's Prospectus and Statement of Additional Information, which will include the changes described herein, changes to related risk disclosure and other changes will be available to you on or about March 30, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-929 (2/15)